Exhibit 13.1
Certification by Chief Executive Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
I, Donald W. Smith, Chief Executive Officer of Mitel Networks Corporation (“Mitel”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) the Annual Report on Form 20-F of Mitel, for the fiscal year ended April 30, 2008, filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Mitel.

Date: October 31, 2008	/s/ Donald W. Smith
	Name:	Donald W. Smith
	Title:	Chief Executive Officer